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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 21, 2002


                Date of Report (date of earliest event reported)

                                 SYNOPSYS, INC.
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               (Exact name of Registrant as specified in charter)


        Delaware                    000-19807                   56-1546236
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(State or other jurisdiction  (Commission File Number)      (I. R. S. Employer
   of incorporation)                                        Identification No.)




                            700 East Middlefield Road
                         Mountain View, California 94043
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 584-5000



                                       N/A
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          (Former name or former address, if changed since last report)





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Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            99.1 Press release dated May 21, 2003 relating to Synopsys' results of operations for the fiscal quarter ended April 30, 2003.

Item 9.  Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On May 21, 2003, Synopsys, Inc. (the "Company") announced the Company's results of operations for its second fiscal quarter ended April 30, 2003. A copy of the Company's press release announcing such results dated May 21, 2003 (the "Earnings Release") is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 21, 2003                        SYNOPSYS, INC.


                                          /s/ Rex S. Jackson
                                          Rex S. Jackson
                                          Vice President and General Counsel




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                                  Exhibit Index

Exhibit Number           Exhibit Title

 99.1 Press release dated May 21, 2003 relating to Synopsys' results of operations for the fiscal quarter ended April 30, 2003.